AFBA 5STAR FUND, INC.

                          AFBA 5STAR MID CAP VALUE FUND
                            AFBA 5STAR SMALL CAP FUND
                            AFBA 5STAR LARGE CAP FUND
     AFBA 5STAR LARGE CAP GROWTH FUND (FORMERLY, AFBA 5STAR USA GLOBAL FUND)
                            AFBA 5STAR BALANCED FUND
                        AFBA 5STAR TOTAL RETURN BOND FUND
                      AFBA 5STAR SCIENCE & TECHNOLOGY FUND
                           (COLLECTIVELY, THE "FUNDS")


                                 Advisory Series
                            Class A, B, and C Shares

Supplement dated June 23, 2008 to the Prospectus and Statement of Additional Information dated July 31, 2007

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

              ELIMINATION OF SALES CHARGE (LOAD) ON CLASS A SHARES
                                       AND
              NAME CHANGE OF CLASS A SHARES TO ADVISOR CLASS SHARES

Effective  July 21, 2008,  investors will no longer be subject to a sales charge
(load) on purchases of Class A Shares. Prior to July 21, 2008, investors who purchase Class A Shares will continue to be subject to an initial sales charge
(load), or, with respect to purchases of $1 million or more for which the initial sales charge was waived, a contingent deferred sales charge (a "CDSC") of 1.00% for shares that are redeemed within the first year of purchase.

In addition, "Class A Shares" will be renamed "Advisor Class Shares."

All references to any Class A initial sales charge (load) or the name "Class A Shares" in the Funds' Prospectus and Statement of Additional Information are hereby removed.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.